UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest reported event):  November 9, 2009

FLUOR CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-16129	33-0927079
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification Number)

6700 Las Colinas Boulevard Irving, Texas		75039
(Address of principal executive offices)		(Zip Code)

(469) 398-7000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.                                        Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(c)  Effective November 9, 2009, Mr. David T. Seaton, the company’s Senior Group President, Energy & Chemicals, Power and Government, has been promoted to Chief Operating Officer of the Company.  Mr. Seaton, age 48, has been Senior Group President, Energy & Chemicals, Power and Government since March 2009.  Prior to that, he was Group President, Energy & Chemicals from March 2007 to March 2009; Senior Vice President, Sales for Energy & Chemicals from September 2005 to March 2007; Senior Vice President, Chemicals Business Line from October 2004 to September 2005; and Senior Vice President, Sales for Energy & Chemicals from March 2002 to October 2004. Mr. Seaton joined the company in 1985.  Mr. Seaton is not a party to any transactions covered by Item 404(a).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

November 13, 2009		FLUOR CORPORATION

	By:	/s/ Carlos M. Hernandez
Carlos M. Hernandez
Chief Legal Officer and Secretary